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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                             Reported): May 1, 1998


           CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of May 1, 1998, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 1998-9, Mortgage Pass-Through Certificates, Series 1998-9).


                                   CWMBS, INC.
                                   -----------
             (Exact name of registrant as specified in its charter)


          Delaware                    333-45887               95-4596514
          --------                    ---------               ----------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation               File Number           Identification No.)



           4500 Park Granada
           Calabasas, California                   91302
           ---------------------                  --------
           (Address of Principal                 (Zip Code)
            Executive Offices)

Registrant's telephone number, including area code (818) 225-3240

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Item 5.  Other Events.
         ------------

     On May 1, 1998, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of May 1, 1998 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 1998-9. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.






Item 7.  Financial Statements, Pro Forma Financial
         -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         99.1. The Pooling and Servicing Agreement, dated as of May 1, 1998, by and among the Company, CHL and the Trustee.





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CWMBS, INC.



                                    By: /s/ Celia Coulter
                                        ------------------------
                                        Celia Coulter
                                        Vice President



Dated: March 17, 1999

                                  Exhibit Index
                                  -------------



Exhibit                                                             Page
-------                                                             ----

99.1.       Pooling and Servicing Agreement,
            dated as of May 1, 1998, by
            and among, the Company, CHL
            and the Trustee.                                          6